UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      November 8, 2013

PAULSON CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-18188

Oregon	93-0589534
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1331 N.W. Lovejoy Street, Suite 720, Portland, Oregon	97209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 503-243-6000

Former name or former address if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Paulson Capital Corp. (the "Company") is filing this Amendment No. 1 on Form 8-K/A (this "Amendment") to its Report on Form 8-K, which was filed with the Securities and Exchange Commission on November 13, 2013 (the "Original Filing"), to amend the information contained in the Original Filing. The Item 5.07 information included in the Original Filing was incorrectly labeled as Item 5.08 information. The information contained in this Amendment amends and supersedes the information contained in the Original Filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2013, Trent Davis was appointed President of Paulson Capital Corp. Mr. Davis continues to serve as the President of Paulson Investment Company, Inc., the operating subsidiary of Paulson Capital Corp. Chester L.F. Paulson, the former President of Paulson Capital Corp., continues to serve as the Chief Executive Officer of Paulson Capital Corp.

Mr. Davis, aged 45, joined Paulson Investment Company in 1991 in the Operations Department, in 1992 moved to equity trading and, in 1996, was promoted to Senior Vice President, Syndicate/National Sales Department. In July 2005, Mr. Davis was promoted to President and CEO of Paulson Investment Company. Mr. Davis served as a board member and Chairman of NIBA during 2003. Mr. Davis holds a B.S. in Business and Economics from Linfield College and has earned a Master’s Degree in Business Administration from the University of Portland. FINRA Licenses include: Series 7, 24, 63 and 66.

Mr. Davis was elected a Director of Paulson Capital Corp. at the 2013 Annual Meeting of Shareholders held on November 8, 2013. Mr. Davis is the son-in-law of Chester L.F. Paulson, the Chief Executive Officer and former President of Paulson Capital Corp.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 8, 2013, Paulson Capital Corp. held its 2013 Annual Meeting of Shareholders. The following is a brief description of each matter submitted to a vote at the Annual Meeting, as well as the number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter. For more information about these proposals, please refer to Paulson Capital Corp.'s definitive proxy statement filed with the U.S. Securities and Exchange Commission on October 18, 2013.

Proposal No. 1: Approval of Amendment and Restatement of the Restated Articles of Incorporation

The shareholders approved an amendment and restatement of the Restated Articles of Incorporation of Paulson Capital Corp. to authorize the classification of the Board of Directors into three classes with staggered terms, with 4,254,317 shares in favor, 117,850 shares against, 900 shares abstaining and 403,529 broker non-votes.

Proposal No. 2: Election of Directors

The shareholders elected each of the following persons as a director.

Director's Name	Votes For	Votes Withheld	Broker Non-Votes
Chester L.F. Paulson	4,279,766	93,301	403,529
Charles L.F. Paulson	4,279,766	93,301	403,529
Paul Shoen	4,370,831	2,236	403,529
Dr. Shannon Pratt	4,370,931	2,136	403,529
Trent Davis	4,279,766	93,301	403,529

Proposal No. 3: Approval of Amendment and Restatement of the Restated Articles of Incorporation

The shareholders approved an amendment and restatement of the Restated Articles of Incorporation of Paulson Capital Corp. to effect an increase in the authorized shares of Common Stock, from 10,000,000 shares of Common Stock, no par value per share, and 500,000 shares of preferred stock, no par value per share, to 90,000,000 shares of Common Stock, par value $0.0001 per share, and 30,000,000 shares of Preferred Stock, par value $0.0001 per share (unless Proposal 7 is approved, in which case Proposal 7 shall be effectuated), with 4,762,365 shares in favor, 14,131 shares against, 100 shares abstaining and 0 broker non-votes.

Proposal No. 4: Approval of Amendment and Restatement of the Restated Articles of Incorporation

The shareholders approved an amendment and restatement of the Restated Articles of Incorporation of Paulson Capital Corp. to designate 30,000,000 shares of preferred stock as “blank check” preferred stock (unless Proposal 7 is approved, in which case Proposal 7 shall be effectuated), with 4,138,188 shares in favor, 211,322 shares against, 23,557 shares abstaining and 403,529 broker non-votes.

Proposal No. 5: Approval of a Reverse Stock Split

The shareholders approved a reverse stock split of the issued and outstanding capital stock of Paulson Capital Corp. by a ratio of not less than one-for-two and not more than one-for-ten at any time within 18 months following the Annual Meeting, with the exact ratio to be set at a number within this range as determined by the Board of Directors, in its sole discretion, with 4,651,473 shares in favor, 125,123 shares against, 0 shares abstaining and 0 broker non-votes.

Proposal No. 6: Authorization to Issue Securities in a Non-Public Offering

The shareholders approved the authorization to issue securities of Paulson Capital Corp. in a non-public offering in accordance with NASDAQ Listing Rule 5635, with 4,366,681 shares in favor, 6,386 shares against, 0 shares abstaining and 403,529 broker non-votes.

Proposal No. 7: Approval to Change the State of Incorporation to Delaware from Oregon

The shareholders approved the change in Paulson Capital Corp.'s state of incorporation to Delaware from Oregon by means of a merger of Paulson Capital Corp. into a newly formed, wholly owned Delaware subsidiary pursuant to the terms of a merger agreement, and adopted the Delaware Certificate of Incorporation and By-laws, including an increase in the authorized shares of common stock to 90,000,000 shares of common stock, par value $0.0001 per share, and 30,000,000 shares of “blank check” preferred stock, par value $0.0001 per share, with 4,365,082 shares in favor, 7,985 shares against, 0 shares abstaining and 403,529 broker non-votes.

Proposal No. 8: Approval of 2013 Equity Incentive Plan

The shareholders approved the Paulson Capital Corp. 2013 Equity Incentive Plan, including the reservation of 1,500,000 shares of common stock for issuance thereunder, with 4,236,152 shares in favor, 136,915 shares against, 0 shares abstaining and 403,529 broker non-votes.

Proposal No. 9: Advisory Vote to Approve Executive Compensation

The shareholders cast an advisory vote to approve executive compensation as follows: 4,252,909 shares in favor; 118,422 shares against; 1,736 shares abstaining; and 403,529 broker non-votes.

Proposal No. 10: Advisory Vote on the Frequency of Holding Future Advisory Votes on Executive Compensation

The shareholders cast an advisory vote on the frequency with which Paulson Capital Corp. should conduct future advisory votes on named executive officer compensation, with 4,185,661 shares in favor of a one-year frequency, 20,100 shares in favor of a two-year frequency, 100 shares in favor of a three-year frequency, 167,206 shares abstaining and 0 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAULSON CAPITAL CORP.

Date: November 18, 2013	By:	/s/ Trent Davis
Trent Davis
President